Nov. 01, 2024

Supplement Dated November 1, 2024

To The Prospectus Dated April 29, 2024, as amended October 21, 2024

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

JNL/WCM China Quality Growth Fund
Effective November 1, 2024, in the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/WCM China Quality Growth Fund, please delete the fourth paragraph in the entirety and replace with the following:

The Sub-Adviser uses a bottom-up approach that seeks to identify companies believed to be quality companies and have above-average potential for growth in assets and the rate of return on invested capital. The Sub-Adviser considers quality growth companies to: (i) have a history of predictable and consistent earnings growth, (ii) have regular, growing dividend payments, (iii) be industry leaders with sustainable competitive advantages, (iv) have corporate cultures emphasizing strong, quality and experienced management, (v) have little or no debt, (vi) have attractive relative valuations, and (vii) have potential for asset base growth. In selecting securities, the Sub-Adviser also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk. The Sub-Adviser will generally hold the equity securities of approximately 15 to 40 issuers, and the Fund may invest in securities of any market capitalization. The Fund generally invests in companies in any sector, however, from time to time the Fund may invest a significant portion of its assets in the securities of companies in one or more sectors.